SCHEDULE 14A
                     Information Required in Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Check the appropriate box:
        / /    Preliminary Information Statement
        /X/    Definitive Information Statement

                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                    (Name of Company As Specified In Charter)

                                 Not Applicable
   (Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

       /X/ No fee required.

       / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

             Common Stock, par value $0.001 per share

     2) Aggregate number of securities to which transaction applies:

             27,809,305

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                         3233 GRAND AVENUE, SUITE N-353
                          CHINO HILLS, CALIFORNIA 91709
                                 (866) 815-3951

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 30, 2005

     The Annual Meeting of Stockholders (the "Annual Meeting") of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation (the "Company"), will be held at 5:00 p.m., local time, on September 30, 2005 at 1224 Washington Avenue, Miami Beach, Florida 33139, for the following purposes:

     (1) To elect two members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2006 or until their successors are duly elected and qualified; and

     (2) To ratify the appointment of Russell Bedford Stefanou Mirchandani LLP, as the Company's independent certified public accountant for the fiscal year ending September 30, 2005; and

     (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on September 8, 2005, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

Chino Hills, CA                            /s/ Burr D. Northrop
August 25, 2005                            ----------------------
                                           BURR D. NORTHROP
                                           CHAIRMAN OF THE BOARD


     THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                         3233 GRAND AVENUE, SUITE N-353
                       CHINO HILLS, CALIFORNIA 91709-1489
                                 (866) 815-3951

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on September 30, 2005, at 1224 Washington Avenue, Miami Beach, Florida 33139, and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is September 8, 2005. Stockholders should review the information provided herein in conjunction with the Company's 2004 Annual Report, which was filed with the Securities and Exchange Commission on March 31, 2005, and the Company quarterly filings on Form 10-QSB. The Company's principal executive offices are located at 3233 Grand Avenue, Suite N-353, Chino Hills, California 91709 (866) 815-3951.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's President at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                       OTHER MATTERS: DISCRETIONARY VOTING

     Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

     If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

                             RIGHT TO REVOKE PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

          o filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;
          o duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or
          o attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Burr D. Northrop, ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., 3233 Grand Avenue, Suite N-353, Chino Hills, California 91709.

                             PURPOSE OF THE MEETING

     At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

     (1) To elect two members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2006 or until their successors are duly elected and qualified; and

     (2) To ratify the appointment of Russell Bedford Stefanou Mirchandani LLP, as the Company's independent certified public accountant for the fiscal year ending September 30, 2005; and

     (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.


     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; and
(b) FOR the proposal to ratify the appointment of Russell Bedford Stefanou Mirchandani LLP, as the Company's independent certified public accountant. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

             MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

     The Company trades on the OTC Bulletin Board under the symbol "EEVT.OB." Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on September 8, 2005 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein, there are 27,809,305 shares of Common Stock, $.001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the appointment of Russell Bedford Stefanou Mirchandani LLP as the Company's independent certified public accountant for the fiscal year ending September 30, 2005 will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no affect on the outcome of the proposals to be voted upon at the Annual Meeting.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

     A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself, provided that the shareholder provides a written request to the Company at least five business days prior to the requested date of examination.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of August 23, 2005 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each current executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock that the named person has the right to acquire, through conversion or option exercise or otherwise, within 60 days after August 23, 2005. Beneficial ownership calculations for 5% stockholders are based on our knowledge and publicly-filed
Schedule 13Ds or 13Gs. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Corporate Secretary, ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., 3233 Grand Avenue, Suite N-353, Chino Hills, California 91709. Percentage of beneficial ownership is based on 27,809,305 shares of common stock outstanding as of August 23, 2005.

------------------------------------  ------------------  ----------------------
                                      Amount and Nature   Percentage of Class
    Name of Beneficial Owner            of Beneficial       of Common Shares
                                      Ownership of Stock         Owned
------------------------------------  ------------------  ----------------------
Burr D. Northrop                               4,283,524               15.4%

Terence F. Leong                                 950,000                3.4%

All directors and officers of
  the Corporation as a group including
  those named above (2 persons)                5,233,524               18.8%

Horizon Capital Investors LP (1)               2,085,000                7.5%

Robert K. Christie (2)                         5,583,508                 20%

-------------

     1. Horizon Capital Investors LP is controlled by Paul Janka and Andrew Heyman.
     2. Mr. Christie is a former officer and director. The shares that have been issued to Mr. Christie are reflected above. However, we have taken the position that Mr. Christie is only entitled to 3,083,508 shares. At the date of this report, we are trying to resolve the issue.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the lease of 8,000 square feet of warehouse space from Burr D. Northrop, our president, at a monthly rental of $4,500 subject to annual increments of four percent , and the convertible note with Barron Partners LP, there are no other agreements with our officers, directors, or significant stockholders.

                         BOARD OF DIRECTORS AND OFFICERS

     The current Board of Directors consists of Burr D. Northrop and Terence Leong. Their biographies are in Proposal One herein.

     Our executive officers consist of Burr D. Northrop, our President, Chief Executive Officer, Principal Financial and Accounting Officer and Chairman of our Board of Directors.

                             EXECUTIVE COMPENSATION

The following table sets forth for the years ended December 31, 2004, 2003, and 2002 the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our four other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000. No other officer had compensation of $100,000 or more for 2004, 2003, and 2002.


                                              Annual Compensation                      Long-Term Compensation
                                    --------------------------------------  ----------------------------------------
                                                                                          Stock
                                            Salary      Bonus      Other    Restricted   Options    L/TIP    All
Name & Position                      Year     ($)        ($)        ($)      Awards($)     (#)       ($)     Other
---------------------------------   -----  ---------  ---------  ---------  ----------  ----------  ------  --------
Burr D. Northrop                     2002          0          0          0           0           0       0         0
 President/Principal Financial       2003          0          0          0           0           0       0         0
 Officer/ Principal  Accounting      2004    147,598          0          0     480,000           0       0   $12,000
 Officer/ Chairman of the Board
 of Directors (1)

Maria   Trinh,  President,           2002          0          0          0           0           0       0         0
 Treasurer, and Secretary (2)        2003          0          0          0           0           0       0         0
                                     2004          0          0          0           0           0       0         0

Douglas  L.  Parker                  2004    161,122          0          0           0           0       0   $10,000
 President (3)

-------------------

(1) Mr. Northrop served as co-president with Mr. Parker until September 28, 2004, at which time Mr. Northrop became President. Annual compensation includes salary of $147,596. All other compensation includes a car allowance of approximately $9,000 and health insurance reimbursement of approximately $3,000.

(2) Maria Trinh was employed by our predecessor and received no compensation from us.

(3) Mr. Parker served as co-president with Mr. Northrop until September 28, 2004. Annual compensation includes salary of $161,122. All other compensation includes a car allowance of approximately $7,000 and health insurance reimbursement of approximately $3,000.

Employment   Agreements,   Termination  of  Employment   and   Change-in-control
--------------------------------------------------------------------------------
Arrangement
-----------

There are no current employment agreements between the named executive officers in the table above and us. In August, 2005, we executed an employment agreement with Kenneth Green, our newly appointed Vice President. The employment agreement with Kenneth Green has a term of three years, with an initial salary of $120,000 per year. In addition, Mr., Green was awarded an initial payment of 200,000 restricted shares of our common stock. There are no changes of control arrangements, either by means of a compensatory plan, agreement, or otherwise, involving our current or former executive officers. Our former chairman and chief executive officer, Steven Rosenthal did not agree to the termination of his employment agreement with us. As of the date of this report, we are disputing Mr. Rosenthal's claim that our obligations to him under the employment contract are still in force and effect. No litigation has been filed with respect to Mr. Rosenthal at this time.

Pursuant to the agreement with Mr. Rosenthal, which was to terminate on November 30, 2006, he was to receive a salary of $360,000 per year, plus bonuses, cost of living increases, and other benefits. The agreement was renewable. In addition,

Mr. Rosenthal received 1,000,000 shares of our common stock upon execution of his agreement. We have taken the position that the agreement has been terminated.

Section 16(A) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% shareholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

     Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the year ended December 31, 2004, except that our directors are required file a Form 3.

                AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

     During the fiscal year ended September 30, 2004, Russell Bedford Stefanou Mirchandani LP provided various audit and audit related services to us. The following table shows the fees that the Company paid or accrued for the audit and other services provided by the Company's audit for fiscal year 2004. The Board of Directors has considered whether the provision of such services is compatible with maintaining the independence of the Company's auditors and determined they were compatible. The Board of Directors has the sole right to engage and terminate the Company's independent accountants, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

AUDIT FEES

     The aggregate fees billed by Russell Bedford Stefanou Mirchandani LP for professional services rendered for the audit of our annual financial statements for fiscal year 2004 were $28,336.

     The aggregate fees billed by Russell Bedford Stefanou Mirchandani LP for professional services rendered for the audit of our annual financial statements for fiscal year 2003 were $9,960.

AUDIT-RELATED FEES

     The aggregate fees billed by Russell Bedford Stefanou Mirchandani LP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements for fiscal year 2004 were $0. The aggregate fees billed by Russell Bedford Stefanou Mirchandani LP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements for fiscal year 2003 were $0.

ALL OTHER FEES

     There were no other fees billed by Russell Bedford Stefanou Mirchandani LP for professional services rendered, other than as stated under the captions Audit Fees, Audit-Related Fees, and Tax Fees.

Code of Conduct and Ethics
--------------------------

     The Company has adopted a Code of Business Conduct that applies to its principal executive officer, principal financial officer or controller or persons performing similar functions. Such Code of Business Conduct was filed as
Exhibit 14.1 to the Company's Annual Report on Form 10-KSB filed on March 31, 2005.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     At the Annual Meeting, two directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. There are two nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees
--------

       NAME                     AGE                     POSITION
       ----                     ---                     --------

Burr D. Northrop                41                 President/Principal Financial
                                                   Officer/Principal Accounting
                                                   Officer/Chairman of the Board
                                                   of Directors

Terence F. Leong                39                 Director


BURR D. NORTHROP. Burr D. Northrop managed compliance programs and fuel system renovations at Connor Environmental from March 1990 until June 1993. He served as president of Kaliber Construction and Engineering from June 1992 until June 1994, where he undertook soil and groundwater remediation projects. From 1992 until the present, he has served as vice president, secretary, treasurer, and president of H.B. Covey, Inc., our wholly-owned subsidiary. He was elected as our president on September 28, 2004.

TERENCE F. LEONG. Terence F. Leong, since 1996, has been the owner of Walker Street Associates, a management consulting firm. Mr. Leong started assisting the Company in August, 2004 by preparing a comprehensive review of the Company, its management and its operations. Mr. Leong joined the Board of Directors in September, 2004. He assists the Company on its capital requirements, strategic and operational management of its current and future operations.

BOARD OF DIRECTORS

     Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS IN 2006 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors appointed Russell Bedford Stefanou Mirchandani LLP as the Company's independent certified public accountants for the fiscal year ending September 30, 2005. A representative of Russell Bedford Stefanou Mirchandani LLP may be present at the Annual Meeting. The representative will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Russell Bedford Stefanou Mirchandani LLP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

     This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended September 30, 2004, and (b) the ability to operate our business in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances or otherwise update these forward looking statements.

                             ADDITIONAL INFORMATION

     If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139; (305) 531-1174.

     We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549.
Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

     We filed our annual report for the fiscal year ended September 30, 2004 on Form 10-KSB with the SEC, a copy of which is being provided with this proxy statement. A copy of past annual reports on Form 10-KSB (except for certain exhibits thereto) may be obtained, upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

                      INFORMATION INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

     Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

     Quarterly Reports on Form 10-QSB for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005.

     All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

     This proxy statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.


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
                SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

     Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2006 and have it included in our proxy statement must submit the proposal in writing to Burr D. Northrop, at 3233 Grand Avenue, Suite N-353, Chino Hills, California 91709-1489. Shareholders intending to present a proposal at the Annual Meeting in 2006, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2006 no later than December 31, 2005. If the notice is after December 31, 2005, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2006. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


/s/ Burr D. Northrop

Burr D. Northrop
President and Director

Chino Hills , CA
August 25, 2005








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

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

          PROXY -- ANNUAL MEETING OF SHAREHOLDERS - September 30, 2005

     The undersigned, revoking all previous proxies, hereby appoint(s) Burr D. Northrop as Proxy, with full power of substitution, to represent and to vote all Common Stock of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. owned by the undersigned at the Annual Meeting of Shareholders to be held at 1224 Washington Avenue, Miami Beach, Florida 33139, on September 30, 2005, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

     1. ELECTION OF DIRECTORS. Nominee: BURR D. NORTHROP
                                        TERENCE F. LEONG



               [ ] FOR ALL NOMINEE LISTED (Except as specified
                      here:______________)

               OR

               [ ] WITHHOLDING AUTHORITY to vote for the nominee listed above

     2.  Proposal  to  Ratify  the  Appointment  of  Russell  Bedford   Stefanou
Mirchandani LLP as Independent Auditor.

               [ ]  FOR        [ ]  AGAINST     [ ]  ABSTAIN


     The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                       Dated ____________________________, 2005

-----------------------------          ----------------------------------
(Print Name)                           (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.





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